INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2019	NexPoint Strategic Opportunities Fund

Shares		Value ($)
Common Stock — 69.9%
Chemicals (a) — 0.1%
25,250	Venator Materials	61,610
661,330	Vertellus Specialties Inc. (b)(c)	548,904

		610,514

Communication Services — 6.2%
25,000	Facebook, Inc., Class A (a)	4,452,000
5,917	Gray Television, Class A (a)	98,600
309,137	Metro-Goldwyn-Mayer, Inc. (c)	18,702,788
132,801	TerreStar Corporation (a)(b)(c)(e)	36,922,662

		60,176,050

Consumer Discretionary (a) — 0.9%
56,682	Afya, Class A (d)	1,453,326
2,500	Amazon.com, Inc.	4,339,775
4,900	MercadoLibre, Inc. (d)	2,701,027

		8,494,128

Energy — 5.1%
336	California Resources (a)	3,427
67,200	Continental Resources, Inc. (d)	2,069,088
368,680	Fieldwood Energy LLC (a)	9,816,105
1,540,533	NextDecade Corp. (a)	8,873,470
326,000	Petroleo Brasileiro ADR	4,717,220
173,800	Pioneer Natural Resources (d)	21,858,826
40	Transocean	179
30,885	Williams Cos., Inc.	743,093
159,800	YPF ADR (d)	1,478,150

		49,559,558

Financial — 4.4%
47,354	American Banknote Corp. (a)(b)	144,903
123,000	Banco Bradesco SA ADR	1,001,220
18,100	CIT Group, Inc.	820,111
70,240	Grupo Supervielle SA ADR (d)	225,470
207,000	Itau Unibanco Holding ADR	1,740,870
38,939,947	Specialty Financial Products, Ltd. (a)(b)(e)	39,111,283

		43,043,857

Gaming/Leisure (b)(c)(e) — 0.0%
26,712	LLV Holdco LLC - Series A, Membership Interest	—
144	LLV Holdco LLC - Series B, Membership Interest	—

		—

Healthcare — 3.3%
318,200	Bristol-Myers Squibb	16,135,922
50,000	Paratek Pharmaceuticals, Inc. (a)(d)	216,000
20,400	Patterson Cos. Inc.	363,528
583,594	Portola Pharmaceuticals, Inc. (a)(d)	15,651,991

		32,367,441

Housing — 0.0%
368,150	Westgate Investments LLC (b)(c)	—

Industrials — 1.9%
540,093	America Airports (a)	2,446,621
98,044	American Airlines Group, Inc.	2,644,247
8	Pendrell Corp. (a)(d)	1,411,996
60,500	Raytheon	11,869,495

		18,372,359

Shares		Value ($)
Common Stock (continued)
Information Technology — 5.4%
60,200	Applied Materials	3,003,980
271,271	Avaya Holdings Corp. (a)	2,775,103
94,433	CDK Global, Inc.	4,541,283
30,000	Enphase Energy (a)	666,900
397,800	Fortinet, Inc. (a)(d)	30,535,128
8,426	Globant (a)(d)	771,653
74,000	Intel Corp.	3,813,220
1	MagnaChip Semiconductor (a)	10
19,200	NXP Semiconductors	2,095,104
108,000	StoneCo, Class A (a)(d)	3,756,240

		51,958,621

Materials — 0.3%
5,750	Huntsman	133,745
356,875	MPM Holdings, Inc. (a)	1,784,375
11,164	Omnimax International, Inc. (a)(b)(c)	544,558

		2,462,678

Media and Telecommunications (a) — 0.1%
13,722	Loral Space & Communications, Inc.	568,091

Metals & Minerals (a)(d) — 0.2%
272,400	Loma Negra Cia Industrial Argentina ADR	1,566,300

Pharmaceuticals (a) — 1.9%
330,000	Aerie Pharmaceuticals, Inc. (d)	6,342,600
612,991	Heron Therapeutics, Inc. (d)	11,340,333
210,000	TG Therapeutics, Inc.	1,179,150

		18,862,083

Real Estate — 5.0%
631,135	Allenby (b)(c)(e)	1
2,019,369	Claymore (b)(c)(e)	2
285,843	Cresud SACIF y A ADR (a)(d)	1,689,332
11,389,726	Highland Real Estate Capital (b)	37,198,844
80,196	NexPoint Residential Trust , REIT(e)	3,749,965
357,117	Postal Realty Trust, Class A , REIT	5,656,733

		48,294,877

Real Estate Investment Trust — 32.0%
233,732	Bluerock Residential Growth, Class A , REIT	2,751,026
47,000	Independence Realty Trust, Inc. , REIT	672,570
439,183	Jernigan Capital, Inc. , REIT	8,454,273
143,578,638	NexPoint Real Estate Opportunities, LLC , REIT(b)(e)	292,110,739
1,763,581	United Development Funding IV , REIT(d)	6,437,071

		310,425,679

Utilities — 3.2%
427,750	Central Puerto ADR (a)	1,261,863
26,220	Entegra TC LLC (b)(c)	—
203,750	Pampa Energia ADR (a)(d)	3,537,100
983,620	Vistra Energy Corp. (d)	26,292,163

		31,091,126

	Total Common Stock (Cost $781,722,635)	677,853,362

INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2019	NexPoint Strategic Opportunities Fund

Shares/Principal Amount ($)		Value ($)
Preferred Stock — 31.0%
Financial (q) — 16.1%
14,500	Aberdeen Loan Funding, Ltd. (f)(g)	2,045,225
15,000	Brentwood CLO, Ltd. (f)	6,750,000
13,600	Brentwood Investors, 02/01/2022(f)(g)	6,120,000
47,506	Eastland CLO, Ltd. , 05/01/2022(f)(g)	21,437,083
373,220	Federal National Mortgage Association 8.25% (h)	7,158,871
7,750	Gleneagles CLO. Ltd. , 12/30/2049(f)(g)	2,790,000
62,600	Grayson CLO, Ltd. , 11/01/2021(f)(g)	25,305,424
13,700	Grayson Investors , 11/01/2021(f)(g)	5,538,088
42,750	Greenbriar CLO, Ltd. , 11/01/2021(f)(g)	24,937,500
125,000	Jasper CLO, Ltd. (f)	4,500,000
10,000	Liberty CLO, Ltd. , 11/01/2017(f)(g)	3,750,000
8,500	Red River CLO, Ltd. , 07/27/2018(f)	2,358,148
4,871	Rockwall CDO , 08/01/2024(f)(g)	2,484,210
15,300	Rockwall CDO, Ltd. , 08/01/2021(f)(g)	4,590,000
6,000	Southfork CLO, Ltd. , 05/01/2017(f)(g)	720,000
2,000	Stratford CLO , 11/01/2021(f)(g)	980,000
41,500	Stratford CLO, Ltd. , 11/01/2021(f)(g)	18,610,882
35,507	Westchester CLO, Ltd. , 08/01/2022(f)(g)	16,190,719

		156,266,150

Real Estate Investment Trust — 14.9%
99,223	Bluerock Residential Growth, Inc., REIT 7.63%(h)	2,596,666
126,816	Bluerock Residential Growth, Inc., REIT, Series D 7.13%(h)	3,186,328
18,508	Creek Pine Holdings, LLC, REIT 10.25%(b)(c)	20,857,220
105,100	Jernigan Capital, Inc., REIT 7.00%(b)	114,557,970
207,195	RAIT Financial Trust, REIT 7.13%, 08/30/2019(d)(h)	2,821,627

		144,019,811

	Total Preferred Stock (Cost $330,745,413)	300,285,961

Agency Collateralized Mortgage Obligations — 16.6%
	FREMF Mortgage Trust,
76,080,350	Series 2018-KC02, Class C 0.00%, 8/25/2025 (i)	54,039,873
96,460,500	Series 2018-K80, Class D 0.00%, 8/25/2028 (g)(i)	47,477,858
55,096,698	Series 2019-K97, Class D 0.00%, 1/25/2030 (g)(i)	24,505,800
1,039,727,416	Series 2018-K80, Class X2A 0.10%, 8/25/2050 (g)(j)	7,174,128
911,617,875	Series 2018-KC02, Class X2A 0.10%, 7/25/2025 (g)(j)	3,190,663
598,712,500	Series 2019-K97, Class X2A 0.10%, 7/25/2029 (g)(j)	4,805,865
101,440,350	Series 2018-KC02, Class X2B 0.10%, 8/25/2025 (g)(j)	456,481

Principal Amount ($)		Value ($)
Agency Collateralized Mortgage Obligations (continued)
135,904,199	Series 2019-K97, Class X2B 0.10%, 1/25/2030 (g)(j)	1,065,765
244,366,905	Series 2018-K80, Class X2B 0.10%, 8/25/2050 (g)(j)	1,661,697
	FREMF Trust,
45,871,176	Series 2018-KW04, Class C 0.00%, 12/25/2032 (g)(i)	12,774,664
547,212,591	Series 2018-KW04, Class X2A 0.10%, 9/25/2028 (g)(j)	2,954,948
61,162,105	Series 2018-KW04, Class X2B 0.10%, 12/25/2032 (g)(j)	409,786

	Total Agency Collateralized Mortgage Obligations (Cost $146,648,475)	160,517,528

U.S. LLC Interest — 7.9%
Real Estate — 7.9%
40,322,605	SFR WLIF I, LLC (b)(c)	41,185,509
26,968,904	SFR WLIF II, LLC (b)(c)	27,575,704
7,708,491	SFR WLIF III, LLC (b)(c)	7,632,948

	Total U.S. LLC Interest (Cost $67,291,509)	76,394,161

U.S. Senior Loans (k) — 4.1%
Chemicals — 0.1%
826,662	Vertellus Holdings LLC Second Lien Term Loan, 10/31/21 (b)(c)	816,081

Communication Services — 2.3%
90,732	iHeartCommunications, 05/01/26	91,263
413,738	TerreStar Corporation Term Loan, 02/28/22 (b)(e)	413,738
495,794	TerreStar Corporation Term Loan C, cash/0% PIK 02/27/20 (b)(c)(e)	495,794
21,142,972	TerreStar Corporation, Term Loan A, cash/0% PIK 02/27/20 (b)(c)(e)	21,142,972

		22,143,767

Gaming/Leisure — 1.0%
3,883,480	Ginn-LA CS Borrower LLC, Tranche A, 1st Lien, 05/30/20 (b)(c)	—
8,322,966	Ginn-LA CS Borrower LLC, Tranche B Term Loan, 1st Lien, 05/30/19 (b)(c)(l)	—
12,251,482	LLV Holdco, LLC, Revolving Exit Loan, 09/03/20 (b)(c)(e)	9,801,186

		9,801,186

Metals & Minerals — 0.7%
6,853,112	Omnimax International, Inc., Unsecured Term Loan, cash/0% PIK 02/06/21 (b)(c)	6,674,931

INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2019	NexPoint Strategic Opportunities Fund

Principal Amount ($)		Value ($)
U.S. Senior Loans (continued)
Utilities — 0.0%
92,329,417	Texas Competitive Electric Holdings Co., LLC, Extended Escrow Loan, (m)	92,329

	Total U.S. Senior Loans (Cost $52,405,801)	39,528,294

Collateralized Loan Obligations — 4.0%
	Acis CLO, Ltd., Series 2015-6A, Class SUB
7,500,000	0.00%, 5/1/2027 (g)(n)	1,912,500
	Acis CLO, Ltd., Series 2014-3A, Class F
5,000,000	VAR ICE LIBOR USD 3 Month+5.600%, 7.85%, 2/1/2026 (g)(n)	3,900,000
	Acis CLO, Ltd., Series 2014-3A, Class E
6,000,000	VAR ICE LIBOR USD 3 Month+4.750%, 7.00%, 2/1/2026 (g)(n)	4,500,000
	Acis CLO, Ltd., Series 2013-1A, Class SUB
14,000,000	0.00%, 4/18/2024 (g)(n)	210,000
	ALM VII R-2, Series 2016-7R2A, Class SUBR
2,250,000	0.00%, 10/15/2116 (g)(n)	1,163,925
	CIFC Funding 2013-II, Series 2013-2A, Class SUB
5,462,500	0.00%, 10/18/2030 (g)(n)	2,185,000
	CIFC Funding 2014, Series 2014-1A, Class SUB
2,500,000	0.00%, 1/18/2031 (g)(n)	1,237,500
	CIFC Funding 2014, Series 2014-4RA, Class SUB
3,214,500	0.00%, 10/17/2030 (g)(n)	1,221,510
	CIFC Funding, Ltd., Series 2015-1A, Class SUB
3,000,000	0.00%, 1/22/2031 (g)(n)	1,905,000
	Highland Loan Funding, Series 1A
635,386	4.84%, 8/1/2020 (b)(g)	487,405
	Highland Park CDO I, Series 2006-1A, Class B
4,000,000	VAR LIBOR USD 3 Month+0.550%, 3.20%, 11/25/2051 (g)(n)(q)	1,680,000
	Highland Park CDO I, Ltd., Series 2006- 1A, Class A2
2,437,150	VAR LIBOR USD 3 Month+0.400%, 3.05%, 11/25/2051 (g)(n)(q)	2,428,843
	Jamestown CLO IX, Series 2019-9A, Class C2R
5,100,000	VAR ICE LIBOR USD 3 Month+4.100%, 6.38%, 10/20/2028 (g)(n)	5,100,199

Principal Amount ($)/Shares		Value ($)
Collateralized Loan Obligations (continued)
	Jamestown CLO IX, Series 2019-9A, Class DR
6,000,000	VAR ICE LIBOR USD 3 Month+6.940%, 9.22%, 10/20/2028 (g)(n)	5,964,396
	Madison Park Funding, Series 2018- 30A, Class F
2,300,000	VAR ICE LIBOR USD 3 Month+6.850%, 9.15%, 4/15/2029 (g)(n)	2,070,000
	THL Credit Wind River 2014-2 CLO, Series 2014-2A, Class SUB
5,955,627	0.00%, 1/15/2031 (g)(n)	2,144,026
	Valhalla CLO, Ltd., Series 2004-1A
1,500,000	0.000%, 8/1/2020 (g)(q)	300,000

	Total Collateralized Loan Obligations (Cost $53,722,413)	38,410,304

Sovereign Bonds — 1.6%
	Argentine Republic Government International Bond,
28,000,000	3.75%, 12/31/38	11,235,280
3,700,000	5.88%, 01/11/28	1,512,412
5,000,000	6.88%, 01/11/48	2,125,050
1,000,000	7.13%, 06/28/17	439,010

	Total Sovereign Bonds (Cost $28,264,415)	15,311,752

Master Limited Partnership — 1.4%
Energy — 1.4%
1,070,000	Energy Transfer LP	13,995,600

	Total Master Limited Partnerships (Cost $15,095,795)	13,995,600

Corporate Bonds & Notes — 0.8%
Communication Services — 0.0%
	iHeartCommunications, Inc.
26,148	6.38%, 05/01/26	28,371
49,013	8.38%, 05/01/27	53,194

		81,565

Energy (g) — 0.1%
	Ocean Rig UDW, Inc.
18,439,000	7.25%, 04/01/19 (b)(c)(l)	1,272,291
	Sable Permian Resources Land
681	7.38%, 11/01/21	105

		1,272,396

Information Technology (c)(i) — 0.0%
	Avaya, Inc.
43,971,250	10.50%, 03/01/21	—

Real Estate — 0.2%
	CBL & Associates
2,000,000	5.95%, 12/15/26	1,415,000

INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2019	NexPoint Strategic Opportunities Fund

Principal Amount ($)/Shares		Value ($)
Corporate Bonds & Notes (continued)
Utilities — 0.5%
	Pacific Gas & Electric
2,006,000	6.05%, 03/01/34 (l)	2,286,840
981,000	6.25%, 03/01/39 (l)	1,137,960
981,000	6.35%, 02/15/38 (l)	1,147,770
	Texas Competitive Electric Holdings Co., LLC
24,000,000	10.25%, 11/01/49 (l)(m)	121,200
5,000,000	11.50%, 10/01/20 (l)(m)	22,500

		4,716,270

	Total Corporate Bonds & Notes (Cost $22,160,484)	7,485,231

Exchange-Traded Funds — 0.3%
41,300	Direxion Daily Financial Bull 3X Shares	3,206,532
2,925	Direxion Daily Gold Miners Index Bull 3X Shares	81,490

	Total Exchange-Traded Funds (Cost $5,003,872)	3,288,022

Registered Investment Company — 0.2%
188,768	Dividend and Income Fund, Class Common (d)	2,255,778

	Total Registered Investment Companies (Cost $2,680,506)	2,255,778

Warrants — 0.2%
Energy — 0.0%
4,071	Arch Coal, Inc., Expires 10/08/2023(a)	122,130

Industrials — 0.2%
8,371,900	American Airlines, Expires (a)	1,925,537
346	Omnimax Holdings, Inc., Expires 12/31/2049(a)(b)(c)	16,856

		1,942,393

Information Technology — 0.0%
179,322	Avaya Holdings, Expires 12/18/2022(a)	188,288

	Total Warrants (Cost $251,697)	2,252,811

Contracts
Purchased Call Options(a) — 0.2%
	Total Purchased Call Options (Cost $4,200,000)	1,876,430

Units/Principal Amount ($)/Shares		Value ($)
Rights — 0.1%
Utilities — 0.1%
1,618,542	Texas Competitive Electric Holdings Co., LLC	1,432,410

	Total Rights (Cost $5,007,431)	1,432,410

Foreign Corporate Bonds & Notes — 0.0%
Netherlands — 0.0%
93,180,354	Celtic Pharma Phinco BV, 17.00%, (a)(b)(c)(l)	—

	Total Foreign Corporate Bonds & Notes (Cost $62,254,526)	—

Convertible Bond — 0.0%
Healthcare — 0.0%
350,000	Paratek Pharmaceuticals 4.75%, 05/01/24	256,539

	Total Convertible Bonds (Cost $248,832)	256,539

Cash Equivalents — 2.3%
Money Market Fund(o) — 2.3%
22,436,632	Dreyfus Treasury Obligations Cash Management, Institutional Class 1.810%	22,436,632

	Total Cash Equivalents (Cost $22,436,632)	22,436,632

Total Investments — 140.6% (Cost $1,600,140,436)		1,363,580,815

Securities Sold Short — (1.5)%
Common Stock — (1.5)%
Energy — -%
(8,451)	ESC Seventy Seven (a)	—

Information Technology — (1.2)%
(83,500)	Texas Instruments, Inc.	(10,791,540)
(13,725)	Zillow Group, Class A (d)(p)	(405,505)
(18,000)	Zillow Group, Inc., Class C (d)(p)	(536,760)

		(11,733,805)

Real Estate — (0.3)%
(30,300)	Innovative Industrial Properties, Class A	(2,798,811)

	Total Common Stock (Proceeds $14,920,876)	(14,532,616)

Other Assets & Liabilities, Net (r) - (39.1)%		(379,290,815)

Net Assets - 100.0%		969,757,384

(a)	Non-income producing security.

INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2019	NexPoint Strategic Opportunities Fund

(b)

Securities with a total aggregate value of $659,512,501, or 68.0% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(c)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $195,879, 739, or 20.2% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2019.

(d)	All or part of this security is pledged as collateral for short sales. The market value of the securities pledged as collateral was $—.
(e)	Affiliated issuer. Assets with a total aggregate market value of $403,748,342, or 41.6% of net assets, were affiliated with the Fund as of September 30, 2019.
(f)	There is currently no rate available.
(g)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2019, these securities amounted to $266,091,361 or 27.4% of net assets.

(h)	Perpetual security with no stated maturity date.
(i)

Principal only security (“PO”). These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(j)

Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(k)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of September 30, 2019, the LIBOR USD 1 Month and LIBOR USD 3 Month rates were 2.49% and 2.60%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(l)	The issuer is, or is in danger of being, in default of its payment obligation.
(m)	Represents value held in escrow pending future events. No interest is being accrued.
(n)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect September 30, 2019. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 1 month which is equal to 2.49% and 3 months equal to 2.60%.

(o)	Rate shown is 7 day effective yield.
(p)	No dividend payable on security sold short.
(q)	Securities of collateralized loan obligations where an affiliate of the Investment Adviser serves as collateral manager.
(r)

As of September 30, 2019, $18,910,947 in cash was segregated or on deposit with the brokers to cover investments sold short and or written option contracts and is included in “Other Assets & Liabilities, Net”.

Glossary:

ADR — American Depositary Receipt

CDO — Collateralized Debt Obligation

CLO — Collateralized Loan Obligation

PIK — Payment-in-Kind

REIT — Real Estate Investment Trust

Currency Abbreviations:

USD — U.S. Dollar

INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2019	NexPoint Strategic Opportunities Fund

Future contracts outstanding as of September 30, 2019 were as follows:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation	Value
Long Futures:
Russell 2000 Index E-MINI	December 2019	(650)	$(51,387,470)	$1,824,970	$(49,562,500)

Purchased Option contracts outstanding as of September 30, 2019 were as follows:

Description	Exercise price	Expiration Date	Number of Contracts	Notional Value	Cost	Value
PURCHASED CALL OPTIONS:
Hong Kong Dollar	$7.85	May 2020	143,000,000	$1,121,034,200	$1,000,000	$528,276
Hong Kong Dollar	7.85	May 2020	65,750,000	$515,440,550	500,000	248,752
Hong Kong Dollar	7.85	June 2020	91,000,000	$713,385,400	600,000	355,819
Hong Kong Dollar	7.85	November 2019	300,000,000	$2,351,820,000	1,000,000	295,446
Hong Kong Dollar	7.85	November 2019	138,500,000	$1,085,756,900	500,000	159,642
Hong Kong Dollar	7.85	December 2019	225,000,000	$1,763,865,000	600,000	288,495

					$4,200,000	$1,876,430

Written Option contracts outstanding as of September 30, 2019 were as follows:

Description	Exercise price	Expiration Date	Number of Contracts	Notional Value	Premium	Value
WRITTEN PUT OPTIONS:
Fortinet	$75.00	December 2019	(630)	$(4,835,880)	$(214,324)	$(270,900)
Fortinet	80.00	December 2019	(750)	$(5,757,000)	(391,706)	(517,500)
Fortinet	80.00	October 2019	(1,215)	$(9,326,340)	(423,296)	(473,850)

					$(1,029,326)	$(1,262,250)

INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2019	NexPoint Strategic Opportunities Fund

Reverse Repurchase Agreements outstanding as of September 30, 2019 were as follows:

Counterparty	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
BNP	Acis CLO, Ltd., Series 2014-3A, Class E, VAR 3M USD LIBOR+4.750%, 7.33%, 2/1/2026	3.75	7/17/2019	10/15/2019	$3,449,031	6,000,000	(3,417,000)
BNP	Acis CLO, Ltd., Series 2014-3A, Class F, VAR ICE LIBOR USD 3 Month+5.600%, 8.18%, 2/1/2026	3.95	7/17/2019	10/15/2019	$2,063,678	5,000,000	(2,043,500)
BNP	Argentine Republic Government International Bond, 3.75%, 12/31/38	3.05	7/17/2015	10/15/2015	$6,934,034	15,202,972	(6,881,563)
BNP	Argentine Republic Government International Bond, 3.75%, 12/31/38	3.05	7/17/2015	10/15/2015	$2,046,109	4,486,123	(2,030,625)
BNP	Argentine Republic Government International Bond, 3.75%, 12/31/38	3.05	7/11/2019	10/9/2019	$3,740,808	8,310,906	(3,712,500)
BNP	Argentine Republic Government International Bond, 5.88%, 01/11/28	3.05	7/17/2019	10/15/2019	$2,404,697	3,700,000	(2,386,500)
BNP	Argentine Republic Government International Bond, 6.88%, 01/11/48	3.05	7/17/2019	10/15/2019	$2,884,327	5,000,000	(2,862,500)
Mizuho	FREMF Mortgage Trust, Series 2018- KC02, Class C, 0.00%, 8/25/2025	3.56	7/27/2019	10/25/2019	$33,610,098	76,080,350	(33,313,607)
Mizuho	FREMF Mortgage Trust, Series 2018-K80, Class D, 0.00%, 8/25/2028	3.56	7/27/2019	10/25/2019	$32,129,648	96,460,500	(31,846,217)
Mizuho	FREMF Mortgage Trust, Series 2018-K80, Class X2A, 0.10%, 8/25/2050	3.56	7/27/2019	10/25/2019	$5,141,806	1,039,727,416	(5,096,448)
Mizuho	FREMF Mortgage Trust, Series 2018- KC02, Class X2A, 0.10%, 7/25/2025	3.56	7/27/2019	10/25/2019	$3,531,543	911,617,875	(3,500,390)
Mizuho	FREMF Mortgage Trust, Series 2018-K80, Class X2B, 0.10%, 8/25/2050	3.56	7/27/2019	10/25/2019	$1,240,444	244,366,905	(1,229,502)
Mizuho	FREMF Mortgage Trust, Series 2018- KC02, Class X2B, 0.10%, 8/25/2025	3.56	7/27/2019	10/25/2019	$406,626	101,440,350	(403,039)
Mizuho	FREMF Mortgage Trust, Series 2019-K97, Class D, 0.00%, 1/25/2030	3.45	9/21/2019	12/20/2019	$18,537,871	55,096,698	(18,379,349)
Mizuho	FREMF Mortgage Trust, Series 2019-K97, Class X2A, 0.01%, 7/25/2029	3.45	9/21/2019	12/20/2019	$3,635,487	598,712,500	(3,604,399)
Mizuho	FREMF Mortgage Trust, Series 2019-K97, Class X2B, 0.01%, 1/25/2030	3.45	9/21/2019	12/20/2019	$806,215	135,904,200	(799,321)
Mizuho	FREMF Trust Series 2018-KW04, Class C, 0.00%, 12/25/2032	3.56	7/27/2019	10/25/2019	$9,005,641	45,871,176	(8,926,198)
Mizuho	FREMF Trust Series 2018-KW04, Class X2A, 0.10%, 9/25/2028	3.56	7/27/2019	10/25/2019	$2,271,812	547,212,591	(2,251,771)
Mizuho	FREMF Trust Series 2018-KW04, Class X2B, 0.10%, 12/25/2032	3.56	7/27/2019	10/25/2019	$295,291	61,162,105	(292,686)
BNP	Jamestown CLO IX, Series 2019-9A, Class C2R, VAR ICE LIBOR USD 3 Month+4.100%, 6.38%, 10/20/2028	3.27	8/2/2019	10/31/2019	$4,113,311	5,100,000	(4,080,000)
BNP	Jamestown CLO IX, Series 2019-9A, Class DR, VAR ICE LIBOR USD 3 Month+6.940%, 9.22%, 10/20/2028	3.61	8/2/2019	10/31/2019	$4,472,456	6,000,000	(4,432,500)

Total Reverse Repurchase Agreements						$3,972,452,667	(141,489,615)

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2019	NexPoint Strategic Opportunities Fund

Organization

NexPoint Strategic Opportunities Fund (formerly known as NexPoint Credit Strategies) (the “Fund”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. This report includes information for the nine months ended September 30, 2019. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol NHF. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). The Fund commenced operations on June 29, 2006. NexPoint Advisors, L.P. (“NexPoint” or “the Investment Adviser”), an affiliate of Highland Capital Management Fund Advisors, L.P. (“Highland”), is the investment adviser and administrator to the Fund.

Valuation of Investments

In computing the Fund’s net assets attributable to its common shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV, will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2019	NexPoint Strategic Opportunities Fund

Level 1	—	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2	—	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3	—	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of September 30, 2019, the Fund’s investments consisted of senior loans, asset-backed securities, corporate bonds and notes, foreign bonds, sovereign bonds, common stocks, preferred stocks, exchange-traded funds, warrants, and securities sold short. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds, and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, preferred stocks, exchange-traded funds, and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Fund’s real estate investments include equity interests in limited liability companies and equity issued by Real Estate Investment Trusts (“REITs”) that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Fund has classified the investments as Level 3 assets. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2019	NexPoint Strategic Opportunities Fund

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value each Fund’s assets as of September 30, 2019 is as follows:

	Total value at September 30, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
NexPoint Strategic Opportunities Fund
Assets
Common Stock
Chemicals	$610,514	$61,610	$—	$548,904
Communication Services	60,176,050	23,253,388	—	36,922,662
Consumer Discretionary	8,494,128	8,494,128	—	—
Energy	49,559,558	49,559,558	—	—
Financial	43,043,857	3,787,671	—	39,256,186
Gaming/Leisure	—	—	—	—	(1)
Healthcare	32,367,441	32,367,441	—	—
Housing	—	—	—	—	(1)
Industrials	18,372,359	18,372,359	—	—
Information Technology	51,958,621	51,958,621	—	—
Materials	2,462,678	1,918,120	—	544,558
Media and Telecommunications	568,091	568,091	—	—
Metals & Minerals	1,566,300	1,566,300	—	—
Pharmaceuticals	18,862,083	18,862,083	—	—
Real Estate	48,294,877	11,096,030	—	37,198,847
Real Estate Investment Trust	310,425,679	18,314,940	—	292,110,739
Utilities	31,091,126	31,091,126	—	—	(1)
Preferred Stock
Financial	156,266,150	2,953,857	153,312,293	—	(1)
Real Estate Investment Trust	144,019,811	—	8,604,621	135,415,190
Agency Collateralized Mortgage Obligations	160,517,528	—	160,517,528	—
U.S. LLC Interest	76,394,161	—	—	76,394,161
U.S. Senior Loans
Chemicals	816,081	—	—	816,081
Communication Services	22,143,767	—	91,263	22,052,504
Gaming/Leisure	9,801,186	—	—	9,801,186	(1)
Metals & Minerals	6,674,931	—	—	6,674,931
Utilities	92,329	92,329	—	—
Collateralized Loan Obligations	38,410,304	—	37,922,899	487,405
Sovereign Bonds	15,311,752	—	15,311,752	—
Master Limited Partnerships
Energy	13,995,600	13,995,600	—	—
Corporate Bonds & Notes
Communication Services	81,565	—	81,565	—
Energy	1,272,396	—	105	1,272,291
Information Technology	—	—	—	—	(1)

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2019	NexPoint Strategic Opportunities Fund

	Total value at September 30, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Real Estate	1,415,000	—	1,415,000	—
Utilities	4,716,270	—	4,716,270	—
Exchange Traded Funds	3,288,022	3,288,022	—	—
Registered Investment Companies Warrants	2,255,778	2,255,778	—	—
Energy	122,130	—	122,130	—
Industrials	1,942,393	1,925,537	—	16,856
Information Technology	188,288	—	188,288	—
Purchased Call Options Rights	1,876,430	1,876,430	—	—
Utilities	1,432,410	1,432,410	—	—
Convertible Bonds	256,539	—	256,539	—
Foreign Corporate Bonds & Notes
Netherlands	—	—	—	—	(1)
Cash Equivalents	22,436,632	22,436,632	—	—

Total Assets	1,363,580,815	321,528,061	382,540,253	659,512,501

Liabilities
Securities Sold Short
Common Stock
Energy	—	—	—	—	(1)
Information Technology	(11,733,805)	(11,733,805)	—	—
Real Estate	(2,798,811)	(2,798,811)	—	—

Total Liabilities	(14,532,616)	(14,532,616)	—	—

Total	$1,349,048,199	$306,995,445	$382,540,252	$659,512,501

(1)	Security with zero value.

The table below sets forth a summary of changes in the Fund’s Level 3 assets (assets measured at fair value using significant unobservable inputs) for the period ended September 30, 2019.

	Balance as of December 30, 2018	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchase	Net (Sales)	Balance as of September 30, 2019
NexPoint Strategic Opportunities Fund
U.S. Senior Loan	$34,722,914	$—	$—	$123,896	$—	$2,625,244	$1,872,648	$—	$39,344,702
Corporate Bonds & Notes	1,272,291	—	—	—	—	—	—	—	1,272,291
Warrant	74,290	—	—	—	—	(57,434)	—	—	16,856
Preferred Stock	131,634,714	—	—	—	—	(1,319,524)	5,100,000	—	135,415,190
Collateralized Loan Obligation	494,320	—	—	—	—	(6,915)	—	—	487,405
Common Stock	342,711,505	—	—	—	—	17,780,403	47,139,988	(1,050,000)	406,581,896
U.S. LLC Interest	—	—	—	—	—	1,394,161	75,000,000	—	76,394,161

Total	$510,910,034	$—	$—	$123,896	$—	$20,415,935	$129,112,636	$(1,050,000)	$659,512,501

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2019	NexPoint Strategic Opportunities Fund

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at September 30, 2019	Valuation Technique	Unobservable Inputs	Input Value(s)
Common Stock	$406,581,897	Multiples Analysis	Unadjusted Price/MHz-PoP	$0.12 - $0.95
			Risk Discount	55.2% - 59.8%
			Multiple of EBITDA	5.0x - 9.25x
			Liquidity Discount	10% - 25%
			Size Adjustment	10%
		Discounted Cash Flow	Discount Rate	10.0% - 15.0%
			Terminal Multiple	7.0x
		Transaction Analysis	Multiple of EBITDA	8.5x - 9.0x
		Transaction Indication of Value	Enterprise Value ($mm)	$365.0 - $771.0
			Transaction Price per Share	$2.75
		Third-Party Valuation	Capitalization Rates	5.7% - 7.5%
			Indication of Value	$4.87
		Net Asset Value	N/A	N/A
Preferred Stock	135,415,190	Discounted Cash Flow	Discount Rate	8.5%
			Internal Rate of Return	14.0%
		Net Asset Value	N/A	N/A
U.S. LLC Interest	76,394,161	Discounted Cash Flow	Discount Rate	2.46% - 4.54%
U.S. Senior Loans	39,344,701	Discounted Cash Flow	Discount Rate	11.1% - 17.75%
			Spread Adjustment	0.1% - 1.75%
		Adjusted Appraisal	Liquidity Discount	10%
			Asset Specific Adjustment	10%
		Debt-Loan Spread	Adjusted Yield	9.56% - 14.83%
			Swap Rate	1.50% - 1.64%
Corporate Bonds	1,272,291	Liquidation Analysis	Claim Amount: Percent of Par	6.9%
Asset-Backed Securities	487,405	Discounted Cash Flow	Discount Rate	9.1%
Warrants	16,856	Discounted Cash Flow	Discount Rate	11.5% - 14.0%
			Terminal Multiple	7.0x
		Multiples Analysis	Multiple of EBITDA	7.50x - 9.25x
		Transaction Analysis	Multiple of EBITDA	8.5x - 9.0x

Total	$659,512,501

In addition to the unobservable inputs utilized for various valuation methodologies, the Fund frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Fund assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 1.5% to as high as 59.8% as of September 30, 2019.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2019	NexPoint Strategic Opportunities Fund

The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

The significant unobservable inputs used in the fair value measurement of the Fund’s REIT assets are the discount rates and capitalization rates. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement. The significant unobservable input used in the fair value measurement of the Fund’s preferred stock asset is the discount rate. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement. The significant unobservable inputs used in the fair value measurement of the Fund’s bank loan securities are: liquidity discount, asset specific discount, discount rate, spread adjustment, adjusted yield and swap rate. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. The significant unobservable inputs used in the fair value measurement of the Fund’s common equity securities are: multiple of EBITDA, price/MHz-PoP multiple, risk discount, illiquidity discount, size adjustment, discount rate and terminal multiple. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investment Portfolio for the Fund.

When securities are sold short, the Fund intends to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Fund may use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of the value of its total assets. The Fund may make short sales “against the box” without respect to such limitations.

Derivative Transactions

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2019	NexPoint Strategic Opportunities Fund

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies.

Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of September 30, 2019.

Issuer	Shares at December 31, 2018	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales of Affiliated Issuers	Change Unrealized Appreciation/ Depreciation	Ending Value as of September 30, 2019	Shares at September 30, 2019	Affiliated Income
Majority Owned, Not Consolidated
NexPoint Real Estate Opportunities, LLC, REIT (Common Stocks)	123,002,415	$231,921,053	$40,271,450	$—	$—	$19,918,236	$292,110,739	143,578,638	$4,300,770
Specialty Financial Products, Ltd. (Common Stocks)	33,685,010	36,821,085	5,413,184	(1,500,000)	—	(1,622,986)	39,111,283	38,939,947	—
Other Affiliates
Gambier Bay LLC(1)	2,102,020	241,732	—	(1,810,258)	—	1,568,526	—	—	—
LLV Holdco LLC (U.S. Senior Loans & Common Stocks)	9,708,922	7,741,953	2,059,233	—	—	—	9,801,186	12,278,338	—
Nexpoint Residential Trust, Inc.	39,394	1,380,760	1,557,669	(38,774)	45	850,265	3,749,965	80,196	16,110
TerreStar Corp. (U.S. Senior Loans & Common Stocks)	20,041,413	56,921,521	2,144,168	—	—	(90,523)	58,975,166	22,185,305	1,745,628
Other Controlled
Allenby (Common Stocks)	585,035	1	46,100	—	—	(46,100)	1	631,135	—
Claymore (Common Stocks)	1,874,553	2	144,816	—	—	(144,816)	2	2,019,369	—

Total	191,038,762	$335,028,107	$51,636,620	$(3,349,032)	$45	$20,432,602	$403,748,342	219,712,928	$6,062,508

(1)	Includes the value of iHeart Communications, Inc. bonds as of December 31, 2017 and subsequent activity.

For more information with regard to significant accounting policies, see the most recent semi-annual report filed with the U.S. Securities and Exchange Commission.